UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 12, 2004 (November 8, 2004)

Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4034	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

     On November 8, 2004, the Board of Directors of Commercial Metals Company (the “Company”) amended and restated, in its entirety, the Company’s 1999 Non-Employee Director Stock Option Plan (the “Amendment”). The purpose of the Amendment is to provide grants of either options or restricted stock to non-employee directors of the Company. The Amendment is subject to approval by the Company’s shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On November 8, 2004, the Company’s Board of Directors amended and restated the Company’s Bylaws to provide for the following:

     (i) the issuance of uncertificated shares as well as certificated shares, which will allow the Company to participate in the “Direct Registration System” for publicly traded securities operated by the Depository Trust and Clearing Corporation;

     (ii) to allow the Board of Directors to determine that meetings of the Company’s shareholders may be held by remote communication;

     (iii) all election of directors shall be by written ballot, and the Board of Directors may authorize that this requirement be satisfied by a ballot submitted by electronic transmission;

     (iv) to enable the Company to make the list of shareholders of the Company available on an electronic network;

     (v) to allow the shareholders of the Company to participate in and hold meetings by means of remote communication;

     (vi) to allow the Board of Directors of the Company or any committee thereof to take any action required or permitted to be taken at any meeting of the Board of Directors or committee thereof to be taken by electronic transmission; and

     (vii) to allow any notice to the shareholders, the directors, or the members of a committee of the Board of Directors to be given by electronic transmission.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

The following exhibits are furnished with this Form 8-K.

3(ii)	Amended and Restated Bylaws of the Company (filed as Exhibit 3(ii) to the Company’s Form 10-K for the fiscal year ended August 31, 2004 and incorporated herein by reference).

10(iii)	Amended and Restated 1999 Non-Employee Director Stock Option Plan (filed as Exhibit 10(iii)(f) to the Company’s Form 10-K for the fiscal year ended August 31, 2004 and incorporated herein by reference).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: November 12, 2004	By:	/s/ William B. Larson
		Name:	William B. Larson
		Title:	Vice President and Chief Financial Officer